Recoverable Taxes (Details Narrative) R$ in Thousands	12 Months Ended
Dec. 31, 2024 BRL (R$)
Recoverable Taxes
Acquistion agreement description	Company negotiated the purchase of ICMS credits from Marfrig Global Foods S.A., in the state of São Paulo, totaling R$113,000, with a discount applied compatible with the market. And on October 16, 2014, BRF and Marfrig entered into an agreement for the acquisition of up to R$350,000 in ICMS credits calculated in the state of São Paulo owned by Marfrig, with a discount compatible with the market.
Amount transferred to company	R$ 336,000
Offset amount related to credit	R$ 247,144